EXHIBIT 99.CERT

                                  CERTIFICATION


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                                 CERTIFICATIONS
                                 --------------

I, Charles M. Royce, certify that:

1. I have reviewed this amended report on Form N-CSR of Royce Micro-Cap Trust, Inc.;

2. Based on my knowledge, this amended report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended report;

3. Based on my knowledge, the financial statements, and other financial information included in this amended report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this amended report.

Date: October 7, 2003



                        /s/ Charles M. Royce
                        Charles M. Royce
                        President

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                                 CERTIFICATIONS
                                 --------------

I, John D. Diederich, certify that:

1. I have reviewed this amended report on Form N-CSR of Royce Micro-Cap Trust, Inc.;

2. Based on my knowledge, this amended report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended report;

3. Based on my knowledge, the financial statements, and other financial information included in this amended report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this amended report.

Date: October 7, 2003



                        /s/ John D. Diederich
                         John D. Diederich
                         Chief Financial Officer